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                                                                  EXHIBIT 23.2

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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-10307 of Armor Holdings, Inc. of our report dated February 23,
1996, appearing in the Prospectus, which is part of such Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP
Jacksonville, Florida

October 14, 1996